UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2002

Commission File No. 000-22688

MACROMEDIA, INC.
(A Delaware Corporation)

I.R.S. Employer Identification No. 94-3155026

600 Townsend Street
San Francisco, California 94103
(415) 252-2000

Item 9: Regulation FD.

This information is not considered filed pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

On August 14, 2002, Macromedia, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the report was a certification by Macromedia, Inc.’s Chairman and Chief Executive Officer, Robert K. Burgess, and by its Executive Vice President, Chief Financial Officer and Secretary, Elizabeth A. Nelson, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C §1350. The certification, and the text thereof, was furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of this report or as a separate disclosure document. The text of the certification is set forth below:

The following certification is being provided to the Securities and Exchange Commission (the “Commission”) on a supplemental basis in order to comply with Section 1350 of Chapter 63 Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the “Form 10-Q”) filed with the Commission via EDGAR and accompanying the certification.

Certification

The undersigned, in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, hereby certify to the best of their knowledge based upon a review of the Form 10-Q, (i) that the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated: August 14, 2002	/s/ Robert K. Burgess
Robert K. Burgess Chairman and Chief Executive Officer Macromedia, Inc.

Dated: August 14, 2002	/s/ Elizabeth A. Nelson
Elizabeth A. Nelson Executive Vice President, Chief Financial Officer and Secretary Macromedia, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACROMEDIA, INC.

Dated: August 14, 2002	By:	/s/ Elizabeth A. Nelson
Elizabeth A. Nelson, Executive Vice President, Chief Financial Officer and Secretary